UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-09651 and 811-09735

Name of Fund: BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Focus Growth

Fund, Inc. and Master Focus Growth LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 08/31/2018

Date of reporting period: 08/31/2018

Item 1 – Report to Stockholders

AUGUST 31, 2018

BlackRock Focus Growth Fund, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.2 trillion balance sheet by approximately $230 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2018

	6-month	12-month

U.S. large cap equities (S&P 500® Index)	7.96%	19.66%

U.S. small cap equities (Russell 2000® Index)	15.84	25.45

International equities (MSCI Europe, Australasia, Far East Index)	(2.55)	4.39

Emerging market equities (MSCI Emerging Markets Index)	(10.18)	(0.68)

3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.93	1.52

U.S. Treasury securities (ICE BofAML10-Year U.S. Treasury Index)	1.42	(4.13)

U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.15	(1.05)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.78	0.61

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.26	3.40

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of August 31, 2018	BlackRock Focus Growth Fund, Inc.

Investment Objective

BlackRock Focus Growth Fund, Inc.‘s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended August 31, 2018, the Fund, through its investment in Master Focus Growth LLC (the “Master LLC”), outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

In sector terms, the largest positive contributions to relative performance came from within consumer discretionary, where internet & direct marketing retail holdings had the most significant impact on results. Selection in hotels, restaurants & leisure and an underweight to media also added value within the sector. Health care and consumer staples were additional sources of strength. Holdings of life sciences tools & services and pharmaceutical companies benefited performance in health care, while an underweight to tobacco and selection in beverages drove gains in consumer staples.

At the individual stock level, Amazon.com, Inc. (“Amazon”) and Netflix, Inc. (“Netflix”) were the largest individual contributors. Amazon outperformed as the company delivered a series of strong earnings reports, with revenue acceleration in the North America, International, Prime, Amazon Web Services (“AWS”) and advertising segments. In addition, Amazon’s operating margin expansion, driven by advertising, subscription services, AWS and shipping efficiencies, has been notable. The Master LLC is maintaining an overweight to Amazon on the view that the company has many years of profitable growth ahead. Netflix outperformed on strong financial results throughout the period. The company added more than 23 million global net subscribers for 2017 and is on pace to exceed 25 million in 2018, ahead of forecasts. Netflix continues to benefit from a virtuous cycle, whereby the company continues to grow subscribers globally, enabling it to invest in more content which, in turn, drives more subscribers to the platform. A position in Domino’s Pizza, Inc. (“Domino’s”) also added value. The company continues to take market share in a fragmented pizza market due to its technology and marketing investments. Domino’s was a first-mover in smartphone enabled ordering, and we expect disproportionate market share gains will accrue to those investing in technology for the foreseeable future.

Information technology (“IT”) was the largest detractor during the period, as internet, software & services holdings and an underweight to hardware, storage & peripherals weighed on results within the sector. Financials was an additional detractor, with bank and diversified financial services holdings having a negative impact. Selection within materials also hindered results.

In terms of individual names, an underweight to Apple Inc. (“Apple”) was the largest detractor for the period. While Apple remains a great company, a mature smartphone market, increasing competitive dynamics and a lack of innovative new products suggest that growth is likely to be limited after the iPhone 8 and X cycles. As such, the Master LLC maintained an underweight to Apple on the view that there are other companies with superior long-term growth profiles. A position in Tencent Holdings Ltd. (“Tencent”) was also a notable detractor. The company had a strong 2017, but the stock pulled back in 2018 amid U.S./China trade tensions, regulatory uncertainty, weakness in the Chinese stock market and questions around timing of game launches and monetization. The Master LLC maintained the position in Tencent as the company dominates mobile time spent in China, enabling it to monetize along multiple vectors, including gaming, advertising, payments and e-commerce. A position in private technology firm Uber Technologies, Inc. also weighed on results.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Master LLC’s weighting in financials increased, particularly within capital markets. The Master LLC’s industrials exposure also increased, namely within the road & rail, machinery and professional services segments. Exposure to IT decreased, largely with respect to internet software & services companies, as well as exposure to consumer discretionary, notably media companies.

Describe portfolio positioning at period end.

As of period end, the Master LLC’s largest overweight relative to the Russell 1000® Growth Index was the financials sector, followed by consumer discretionary. The largest sector underweight was industrials, followed by consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	BlackRock Focus Growth Fund, Inc.

Total Return Based on a $10,000 Investment

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

(b)

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in the common stock of not less than 25 to not more than 45 companies that Master LLC management believes have strong earnings and revenue growth and capital appreciation potential.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended August 31, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.94%	29.10%	N/A	18.66%	N/A	12.51%	N/A
Investor A	11.68	28.59	21.84%	18.23	16.96%	12.07	11.47%
Investor C	11.21	27.81	26.81	17.36	17.36	11.20	11.20
Russell 1000® Growth Index	11.66	27.23	N/A	17.47	N/A	12.84	N/A
(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,119.40	$ 4.91	$1,000.00	$1,020.57	$4.69	0.92%
Investor A	1,000.00	1,116.80	6.67	1,000.00	1,018.90	6.36	1.25
Investor C	1,000.00	1,112.10	10.38	1,000.00	1,015.38	9.91	1.95
(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2018 and held through August 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities
August 31, 2018

BlackRock Focus Growth Fund, Inc.

ASSETS
Investments at value — Master LLC	$188,236,118
Receivables:
Capital shares sold	922,131
From the Manager	16
Prepaid expenses	30,833

Total assets	189,189,098

LIABILITIES
Payables:
Administration fees	38,343
Capital shares redeemed	273,949
Contributions to the Master LLC	648,182
Other accrued expenses	740
Printing fees	20,157
Professional fees	37,658
Board realignment and consolidation	8,002
Service and distribution fees	42,331
Transfer agent fees	78,640

Total liabilities	1,148,002

NET ASSETS	$188,041,096

NET ASSETS CONSIST OF
Paid-in capital	$114,907,511
Accumulated net investment loss	(159,885)
Accumulated net realized gain allocated from the Master LLC	7,699,140
Net unrealized appreciation (depreciation) allocated from the Master LLC	65,594,330

NET ASSETS	$188,041,096

NET ASSET VALUE
Institutional — Based on net assets of $67,688,457 and 13,628,698 shares outstanding, 100 million shares authorized, $0.10 par value	$4.97

Investor A — Based on net assets of $90,524,197 and 19,702,421 shares outstanding, 100 million shares authorized, $0.10 par value	$4.59

Investor C — Based on net assets of $29,828,442 and 7,903,363 shares outstanding, 300 million shares authorized, $0.10 par value	$3.77

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	7

Statement of Operations
Year Ended August 31, 2018

BlackRock Focus Growth Fund, Inc.

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Dividends — affiliated	$35,225
Dividends — unaffiliated	831,408
Securities lending income — affiliated — net	9,334
Foreign taxes withheld	(2,603)
Expenses	(857,513)
Fees waived	161,682

Total investment income	177,533

FUND EXPENSES
Service and distribution — class specific	431,524
Administration	372,152
Transfer agent — class specific	221,816
Registration	56,540
Professional	46,228
Printing	41,401
Board realignment and consolidation	8,002
Officer	88
Miscellaneous	14,185

Total expenses	1,191,936
Less transfer agent fees waived and/or reimbursed — class specific	(10,544)

Total expenses after fees waived and/or reimbursed	1,181,392

Net investment loss	(1,003,859)

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER LLC
Net realized gain from investments, capital gain distributions from investment companies and foreign currency transactions	10,771,838
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	27,712,341

Net realized and unrealized gain	38,484,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,480,320

See notes to financial statements.

8	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Focus Growth Fund, Inc.
	Year Ended August 31,
INCREASE (DECREASE) IN NET ASSETS	2018	2017

OPERATIONS
Net investment loss	$(1,003,859)	$(842,183)
Net realized gain	10,771,838	5,647,390
Net change in unrealized appreciation (depreciation)	27,712,341	16,469,656

Net increase in net assets resulting from operations	37,480,320	21,274,863

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net realized gain:
Institutional	(1,637,927)	—
Investor A	(2,816,392)	—
Investor C	(1,148,666)	—

Decrease in net assets resulting from distributions to shareholders	(5,602,985)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	33,624,046	(2,992,256)

NET ASSETS
Total increase in net assets	65,501,381	18,282,607
Beginning of year	122,539,715	104,257,108

End of year	$188,041,096	$122,539,715

Accumulated net investment loss, end of year	$(159,885)	$(551,011)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Focus Growth Fund, Inc.
	Institutional
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$4.01	$3.29	$3.23	$3.42	$3.22

Net investment income (loss)(a)	(0.02)	(0.01)	(0.01)	(0.02)	0.00	(b)
Net realized and unrealized gain	1.15	0.73	0.22	0.36	0.79

Net increase from investment operations	1.13	0.72	0.21	0.34	0.79

Distributions from net realized gain(c)	(0.17)	—	(0.15)	(0.53)	(0.59)

Net asset value, end of year	$4.97	$4.01	$3.29	$3.23	$3.42

Total Return(d)
Based on net asset value	29.10%	21.88%	6.59%	11.15%	26.17	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.93%	1.07%	1.06%	1.14%	1.10%

Total expenses after fees waived and/or reimbursed	0.93%	1.03%	1.03%	1.09%	1.10%

Net investment income (loss)	(0.34)%	(0.39)%	(0.43)%	(0.53)%	0.05%

Supplemental Data
Net assets, end of year (000)	$67,688	$37,304	$22,415	$19,868	$14,733

Portfolio turnover of the Master LLC	51%	63%	112%	94%	130%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005 per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.43%.

(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income (loss).

(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Fees waived	0.11%	0.20%	0.20%	0.20%	0.20%

See notes to financial statements.

10	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Focus Growth Fund, Inc. (continued)
	Investor A
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$3.73	$3.07	$3.03	$3.23	$3.07

Net investment loss(a)	(0.03)	(0.02)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain	1.06	0.68	0.20	0.35	0.74

Net increase from investment operations	1.03	0.66	0.18	0.32	0.73

Distributions from net realized gain(b)	(0.17)	—	(0.14)	(0.52)	(0.57)

Net asset value, end of year	$4.59	$3.73	$3.07	$3.03	$3.23

Total Return(c)
Based on net asset value	28.59%	21.50%	6.11%	11.10%	25.43	%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	1.27%	1.40%	1.40%	1.50%	1.49%

Total expenses after fees waived and/or reimbursed	1.26%	1.28%	1.28%	1.43%	1.49%

Net investment loss	(0.67)%	(0.66)%	(0.68)%	(0.87)%	(0.35)%

Supplemental Data
Net assets, end of year (000)	$90,524	$62,940	$52,744	$40,206	$36,446

Portfolio turnover of the Master LLC	51%	63%	112%	94%	130%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 24.65%.

(e)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment loss.

(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Fees waived	0.11%	0.20%	0.20%	0.20%	0.20%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Focus Growth Fund, Inc. (continued)
	Investor C
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$3.11	$2.58	$2.57	$2.83	$2.74

Net investment loss(a)	(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain	0.88	0.57	0.18	0.29	0.67

Net increase from investment operations	0.83	0.53	0.14	0.25	0.64

Distributions from net realized gain(b)	(0.17)	—	(0.13)	(0.51)	(0.55)

Net asset value, end of year	$3.77	$3.11	$2.58	$2.57	$2.83

Total Return(c)
Based on net asset value	27.81%	20.54%	5.44%	9.87%	24.76	%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	1.97%	2.17%	2.16%	2.25%	2.24%

Total expenses after fees waived and/or reimbursed	1.96%	2.03%	2.03%	2.18%	2.24%

Net investment loss	(1.38)%	(1.42)%	(1.43)%	(1.62)%	(1.09)%

Supplemental Data
Net assets, end of year (000)	$29,828	$22,295	$29,099	$26,453	$24,113

Portfolio turnover of the Master LLC	51%	63%	112%	94%	130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 23.88%.

(e)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment loss.
(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Fees waived	0.11%	0.20%	0.20%	0.20%	0.20%

See notes to financial statements.

12	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements	BlackRock Focus Growth Fund, Inc.

1.     ORGANIZATION

BlackRock Focus Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Focus Growth LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At August 31, 2018, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.     SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.     INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4.     ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C

Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended August 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$186,854	$244,670	$431,524

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended August 31, 2018, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Investor A	Investor C	Total
$1,145	$166	$1,311

For the year ended August 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$50,284	$138,844	$32,688	$221,816

Other fees: For the year ended August 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $16,172.

For the year ended August 31, 2018, affiliates received CDSCs as follows:

Investor A	$ 615
Investor C	1,665

Expense Limitations and Waivers: Effective October 5, 2017, the Administrator contractually agreed to waive the investment advisory fee of the Master LLC and the administration fee of the Fund, as necessary, to reduce the sum of the investment advisory fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the average daily net assets of the Fund) by 0.10%. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement through December 31, 2018 unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended August 31, 2018, there were no administration fees waived by the Administrator.

Prior to October 5, 2017, the Administrator contractually agreed to waive the investment advisory fee of the Master LLC and the administration fee of the Fund, as necessary, to reduce the sum of the investment advisory fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the average daily net assets of the Fund) by 0.20%.

With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows:

Institutional	Investor A	Investor C

1.03%	1.28%	2.03%

The Administrator has agreed not to reduce or discontinue this contractual expense limitation through December 31, 2018, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended August 31, 2018, class specific waivers and/or reimbursements are as follows:

	Investor A	Investor C	Total
Transfer agent fees waived and/or reimbursed	$9,107	$1,437	$10,544

14	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the year ended August 31, 2018, the Fund did not participate in the Interfund Lending Program.

Officer Fees: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to net operating losses and foreign currency transactions were reclassified to the following accounts:

Accumulated net investment loss	$1,394,985
Accumulated net realized gain allocated from the Master LLC	(1,394,985)

The tax character of distributions paid was as follows:

	08/31/18	08/31/17
Long-term capital gains	$5,602,985	$—

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$7,799,908
Net unrealized gains(a)	65,495,243
Qualified late-year losses(b)	(161,566)

$73,133,585

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17

	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,859,745	$31,040,056	5,700,669	$ 20,694,196
Shares issued in reinvestment of distributions	381,853	1,519,775	—	—
Shares redeemed	(2,920,624)	(13,096,407)	(3,201,775)	(11,499,183)

Net increase	4,320,974	$19,463,424	2,498,894	$ 9,195,013

Investor A
Shares sold	5,819,928	$24,108,142	5,234,916	$ 17,889,277
Shares issued in reinvestment of distributions	715,767	2,641,145	—	—
Shares redeemed	(3,703,156)	(15,241,581)	(5,539,294)	(18,337,218)

Net increase (decrease)	2,832,539	$11,507,706	(304,378)	$(447,941)

Investor C
Shares sold	1,800,286	$6,289,518	1,142,004	$ 3,197,697
Shares issued in reinvestment of distributions	362,288	1,104,940	—	—
Shares redeemed	(1,417,658)	(4,741,542)	(5,248,164)	(14,937,025)

Net increase (decrease)	744,916	$2,652,916	(4,106,160)	$(11,739,328)

Total Net Increase (Decrease)	7,898,429	$33,624,046	(1,911,644)	$ (2,992,256)

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm	BlackRock Focus Growth Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Focus Growth Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Focus Growth Fund, Inc. (the “Fund”), as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information (unaudited)

During the fiscal year ended August 31, 2018, the Fund distributed 20% long-term capital gains of $0.165815 per share, to shareholders of record on December 1, 2017.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M / I M P O R T A N T T A X I N F O R M A T I O N	17

Portfolio Information as of August 31, 2018	Master Focus Growth LLC

TEN LARGEST HOLDINGS
Percent of
Security	Net Assets
Amazon.com, Inc.	10%
Microsoft Corp.	6
Alphabet, Inc., Class A	5
Visa, Inc., Class A	5
UnitedHealth Group, Inc.	5
Tencent Holdings Ltd.	3
Netflix, Inc.	3
Constellation Brands, Inc., Class A	3
Booking Holdings, Inc.	3
Mastercard, Inc., Class A	3

SECTOR ALLOCATION
Percent of
Sector	Net Assets
Information Technology	42%
Consumer Discretionary	20
Health Care	14
Financials	8
Industrials	8
Consumer Staples	3
Real Estate	2
Materials	1
Energy	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

18	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	Master Focus Growth LLC
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.9%

Automobiles — 0.8%
Tesla, Inc. (a)(b)	4,601	$1,387,938

Banks — 1.7%
First Republic Bank	30,382	3,086,507

Beverages — 3.0%
Constellation Brands, Inc., Class A	26,721	5,563,312

Biotechnology — 1.3%
Vertex Pharmaceuticals, Inc. (a)	13,103	2,416,193

Capital Markets — 4.5%
CME Group, Inc.	13,264	2,317,619
E*TRADE Financial Corp. (a)	59,234	3,486,513
S&P Global, Inc.	12,897	2,670,324

		8,474,456

Construction Materials — 1.1%
Vulcan Materials Co.	19,255	2,133,454

Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (a)	18,826	3,929,363

Equity Real Estate Investment Trusts (REITs) — 1.9%
SBA Communications Corp. (a)	22,847	3,546,540

Health Care Equipment & Supplies — 4.6%
Becton Dickinson and Co.	18,458	4,833,597
Boston Scientific Corp. (a)	108,302	3,851,219

		8,684,816

Health Care Providers & Services — 4.8%
UnitedHealth Group, Inc.	33,900	9,100,794

Hotels, Restaurants & Leisure — 1.2%
Domino’s Pizza, Inc.	7,755	2,315,333

Internet & Direct Marketing Retail —15.3%
Amazon.com, Inc. (a)	8,955	18,023,818
Booking Holdings, Inc. (a)	2,632	5,136,480
Netflix, Inc. (a)	15,215	5,594,251

		28,754,549

Internet Software & Services — 12.0%
Alphabet, Inc., Class A (a)	7,553	9,303,785
Facebook, Inc., Class A (a)	23,651	4,156,190
MercadoLibre, Inc.	9,887	3,385,408
Tencent Holdings Ltd.	133,500	5,738,787

		22,584,170

IT Services — 9.4%
Mastercard, Inc., Class A	23,168	4,994,094
PayPal Holdings, Inc. (a)	38,362	3,541,963
Visa, Inc., Class A	62,725	9,213,675

		17,749,732

Life Sciences Tools & Services — 1.9%
Illumina, Inc. (a)	10,072	3,573,848

Machinery — 1.8%
Xylem, Inc.	44,133	3,350,136

Oil, Gas & Consumable Fuels — 0.8%
Pioneer Natural Resources Co.	8,615	1,505,041

Pharmaceuticals — 1.1%
Zoetis, Inc.	23,049	2,088,239

Professional Services — 3.6%
CoStar Group, Inc. (a)	9,488	4,195,214
Equifax, Inc.	19,335	2,590,310

		6,785,524
Road & Rail — 2.5%
Union Pacific Corp.	31,494	4,743,626

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.2%
ASML Holding NV, Registered Shares (b)	16,341	$3,350,722
NVIDIA Corp.	9,739	2,733,543

		6,084,265
Software — 15.8%
Activision Blizzard, Inc.	33,603	2,422,776
Adobe Systems, Inc. (a)	15,615	4,114,709
Autodesk, Inc. (a)	19,720	3,043,782
Electronic Arts, Inc. (a)	37,863	4,294,043
Microsoft Corp.	102,013	11,459,120
salesforce.com, Inc. (a)	28,138	4,296,110

		29,630,540
Specialty Retail — 2.5%
Ulta Beauty, Inc. (a)	18,360	4,773,600

Total Common Stocks — 96.9% (Cost: $118,495,065)		182,261,976

Preferred Stocks — 1.8%
Internet Software & Services
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $999,102), 0.00% (a)(c)(d)	64,404	2,858,894

Software
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $598,061), 0.00% (a)(c)(d)	97,563	565,865

Total Preferred Stocks — 1.8% (Cost: $1,597,163)		3,424,759

Total Long-Term Investments — 98.7% (Cost: $120,092,228)		185,686,735

Short-Term Securities — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.85% (e)(g)	2,325,088	2,325,088
SL Liquidity Series, LLC, Money Market Series, 2.22% (e)(f)(g)	3,711,087	3,711,458

Total Short-Term Securities — 3.2% (Cost: $6,036,708)		6,036,546

Total Investments — 101.9% (Cost: $126,128,936)		191,723,281
Liabilities in Excess of Other Assets — (1.9)%		(3,487,163)

Net Assets — 100.0%		$188,236,118

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued)	Master Focus Growth LLC
August 31, 2018

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Master LLC held restricted securities with a current value of $3,424,759, representing 1.82% of its net assets as of period end, and an original cost of $1,597,163.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the year ended August 31, 2018, investments in issuers considered to be affiliates of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,332,428	(3,007,340)	2,325,088	$2,325,088	$35,225		$2	$—
SL Liquidity Series, LLC Money Market Series	1,640,938	2,070,149	3,711,087	3,711,458	9,334	(b)	307	(162)

				$6,036,546	$44,559		$309	$(162)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$1,387,938	$—	$—	$1,387,938
Banks	3,086,507	—	—	3,086,507
Beverages	5,563,312	—	—	5,563,312
Biotechnology	2,416,193	—	—	2,416,193
Capital Markets	8,474,456	—	—	8,474,456
Construction Materials	2,133,454	—	—	2,133,454
Diversified Financial Services	3,929,363	—	—	3,929,363
Equity Real Estate Investment Trusts (REITs)	. 3,546,540	—	—	3,546,540
Health Care Equipment & Supplies	8,684,816	—	—	8,684,816
Health Care Providers & Services	9,100,794	—	—	9,100,794
Hotels, Restaurants & Leisure	2,315,333	—	—	2,315,333
Internet & Direct Marketing Retail	28,754,549	—	—	28,754,549
Internet Software & Services	16,845,383	5,738,787	—	22,584,170
IT Services	17,749,732	—	—	17,749,732
Life Sciences Tools & Services	3,573,848	—	—	3,573,848
Machinery	3,350,136	—	—	3,350,136
Oil, Gas & Consumable Fuels	1,505,041	—	—	1,505,041
Pharmaceuticals	2,088,239	—	—	2,088,239
Professional Services	6,785,524	—	—	6,785,524
Road & Rail	4,743,626	—	—	4,743,626
Semiconductors & Semiconductor Equipment	6,084,265	—	—	6,084,265
Software	29,630,540	—	—	29,630,540
Specialty Retail	4,773,600	—	—	4,773,600

20	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	Master Focus Growth LLC
August 31, 2018

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Preferred Stocks:
Internet Software & Services	$—	$—	$2,858,894	$2,858,894
Software	—	—	565,865	565,865
Short-Term Securities	2,325,088	—	—	2,325,088

Subtotal	$178,848,277	$5,738,787	$3,424,759	$188,011,823

Investments Valued at NAV(a)				3,711,458

Total Investments				$191,723,281

(a)	As of August 31, 2018, certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

During the year ended August 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Master LLC had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of August 31, 2017	$3,797,211
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a),(b)	(372,452)
Purchases	—
Sales	—

Closing balance, as of August 31, 2018	$3,424,759

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018(a)	$(372,452)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Master LLC’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Securities	$3,424,759	Market	Revenue Multiple(a)	6.58x - 15.50x	8.05x

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Statement of Assets and Liabilities
August 31, 2018

Master Focus Growth LLC

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,623,580) (cost — $120,092,228)	$185,686,735
Investments at value — affiliated (cost — $6,036,708)	6,036,546
Cash	112,769
Foreign currency at value (cost — $410)	395
Receivables:
Securities lending income — affiliated	582
Contributions from investor	648,182
Dividends — affiliated	4,738
Dividends — unaffiliated	129,403
Prepaid expenses	117

Total assets	192,619,467

LIABILITIES
Cash collateral on securities loaned, at value	3,711,622
Payables:
Investments purchased	550,387
Directors’ fees	4,957
Investment advisory fees	61,230
Other accrued expenses	54,287
Other affiliates	866

Total liabilities	4,383,349

NET ASSETS	$188,236,118

NET ASSETS CONSIST OF
Investor’s capital	$122,641,788
Net unrealized appreciation	65,594,330

NET ASSETS	$188,236,118

See notes to financial statements.

22	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations
Year Ended August 31, 2018

Master Focus Growth LLC

INVESTMENT INCOME
Dividends — affiliated	$35,225
Dividends — unaffiliated	831,408
Securities lending income — affiliated — net	9,334
Foreign taxes withheld	(2,603)

Total investment income	873,364

EXPENSES
Investment advisory	753,719
Accounting services	38,117
Professional	29,308
Directors	17,286
Custodian	5,756
Printing	3,747
Miscellaneous	9,580

Total expenses	857,513
Less fees waived and/or reimbursed by the Manager	(161,682)

Total expenses after fees waived and/or reimbursed	695,831

Net investment income	177,533

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	10,771,437
Investments — affiliated	307
Capital gain distributions from investment companies — affiliated	2
Foreign currency transactions	92

10,771,838

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	27,712,531
Investments — affiliated	(162)
Foreign currency translations	(28)

27,712,341

Net realized and unrealized gain	38,484,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,661,712

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets

	Master Focus Growth LLC
	Year Ended August 31,
INCREASE (DECREASE) IN NET ASSETS:	2018	2017

OPERATIONS
Net investment income	$177,533	$119,783
Net realized gain	10,771,838	5,647,390
Net change in unrealized appreciation (depreciation)	27,712,341	16,469,656

Net increase in net assets resulting from operations	38,661,712	22,236,829

CAPITAL TRANSACTIONS
Proceeds from contributions	61,437,716	41,781,170
Value of withdrawals	(34,516,846)	(45,708,083)

Net increase (decrease) in net assets derived from capital transactions	26,920,870	(3,926,913)

NET ASSETS
Total increase in net assets	65,582,582	18,309,916
Beginning of year	122,653,536	104,343,620

End of year	$188,236,118	$122,653,536

Financial Highlights

	Master Focus Growth LLC
	Year Ended August 31,
	2018	2017	2016	2015	2014
Total Return
Total Return	29.59%	22.42%	7.11%	11.70%	26.75	%(a)

Ratios to Average Net Assets
Total expenses	0.58%	0.72%	0.70%	0.74%	0.74%

Total expenses after fees waived and/or reimbursed	0.47%	0.51%	0.50%	0.54%	0.54%

Net investment income	0.12%	0.11%	0.10%	0.02%	0.61%

Supplemental Data
Net assets, end of year (000)	$188,236	$122,654	$104,344	$86,597	$75,395

Portfolio turnover	51%	63%	112%	94%	130%

(a)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Master LLC’s total return. Not including this payment, the Master LLC’s total return would have been 26.01%.

See notes to financial statements.

24	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements	Master Focus Growth LLC

1.	ORGANIZATION

Master Focus Growth LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board” and the members of which are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency Transaction: The Master LLC’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master LLC.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)	Master Focus Growth LLC

Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master LLC’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master LLC. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master LLC is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master LLC could receive upon the sale of the investment.

26	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	Master Focus Growth LLC

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2018, certain investments of the Master LLC were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)	Master Focus Growth LLC

As of period end, the following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Credit Suisse Securities (USA) LLC	$3,623,580	$(3,623,580)	$—

(a)	Cash collateral with a value of $3,711,622 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45

Prior to October 5, 2017, the annual rates payable to the Manager as a percentage of average daily net assets for the Master LLC were as follows:

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56
In excess of $3 billion but not more than $5 billion	0.54
In excess of $5 billion but not more than $10 billion	0.52
In excess of $10 billion	0.51

Expense Limitations and Waivers: Effective October 5, 2017, the Manager contractually agreed to waive the investment advisory fee of the Master LLC and the administration fee of BlackRock Focus Growth Fund, Inc. (“Focus Growth” or the “Fund”), as necessary, to reduce the sum of the investment advisory fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the average daily net assets of Focus Growth) by 0.10%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement through December 31, 2018 unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master LLC. For the year ended August 31, 2018, the Manager waived $159,902, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Prior to October 5, 2017, the Manager contractually agreed to waive the investment advisory fee of the Master LLC and the administration fee of Focus Growth, as necessary, to reduce the sum of the investment advisory fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the average daily net assets of Focus Growth) by 0.20%.

With respect to the Master LLC, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of affiliated money market fund waiver. For the year ended August 31, 2018, the amount waived was $1,780.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Directors of the Master LLC, or by a vote of a majority of the outstanding voting securities of the Master LLC. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended August 31, 2018, there were no fees waived and/or reimbursed by the Manager.

For the year ended August 31, 2018, the Master LLC reimbursed the Manager $1,686 for certain accounting services, which is included in accounting services in the Statement of Operations.

28	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	Master Focus Growth LLC

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended August 31, 2018, the Master LLC paid BIM $3,630 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment policies and restrictions. The Master LLC is currently permitted to borrow under the Interfund Lending Program

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended August 31, 2018, the Master LLC did not participate in the Interfund Lending Program.

Directors Fees: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

6.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding short-term securities, were $101,057,625 and $73,726,344, respectively.

7.	INCOME TAX INFORMATION

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$126,229,704

Gross unrealized appreciation	$66,439,152
Gross unrealized depreciation	(945,575)

Net unrealized appreciation	$65,493,577

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Master LLC or to its investors, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Master LLC ‘s financial statements, if any, cannot be fully determined.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)	Master Focus Growth LLC

8.	BANK BORROWINGS

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them Notes to Financial Statements and relative net assets of Participating Funds. During the year ended August 31, 2018, the Master LLC did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

The price the Master LLC could receive upon the sale of any particular portfolio investment may differ from the Master LLC’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master LLC’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master LLC, and the Master LLC could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master LLC’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Concentration Risk: As of period end, the Master LLC invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm	Master Focus Growth LLC

To the Investor and Board of Directors of Master Focus Growth LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Focus Growth LLC (the “Fund”), including the schedule of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Disclosure of Investment Advisory Agreement

The Board of Directors of the Master Focus Growth LLC (the “Master Fund”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Master Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. The BlackRock Focus Growth Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement with respect to the Master Fund. For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; and (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Master Fund’s and Feeder Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master Fund’s and the Feeder Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Fund and/or the Feeder Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Feeder Fund as compared with a peer group of funds (“ Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Master Fund and the Feeder Fund; (g) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Fund’s and the Feeder Fund’s operations.

32	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund and the Feeder Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Fund and the Feeder Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Fund and Feeder Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Feeder Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Feeder Fund ranked in the second quartile against its Performance Peers.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	33

Disclosure of Investment Advisory Agreement (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with those of the Feeder Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of the Feeder Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Fund and the Feeder Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Master Fund and the Feeder Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Feeder Fund’s Expense Peers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on October 5, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Feeder Fund’s total expenses as a percentage of the Feeder Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board had previously agreed to a lower contractual expense cap on the Feeder Fund, on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive the advisory fee of the Master Fund and the administration fee of the Feeder Fund, as necessary, to reduce the overall contractual management fee rate.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

34	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Directors and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 115 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 115 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 115 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 115 Portfolios	Alcatel-Lucent (telecommuni- cations); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Director (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006; Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014.	32 RICs consisting of 115 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior legal roles including General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 115 Portfolios	None
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 115 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
John F. O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 115 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

36	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Directors and Officer Information (continued)

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Donald C. Opatrny 1952	Director (Since 2015)

Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.

			28 RICs consisting of 98 Portfolios	None
Interested Directors(a)(d)

Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 333 Portfolios	None
John M. Perlowski 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 333 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

D I R E C T O R S A N D O F F I C E R I N F O R M A T I O N	37

Directors and Officer Information (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)

Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)	Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund/Master LLC’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Fund/Master LLC.

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Willkie Farr & Gallagher LLP
New York, NY 10286	New York, NY 10019

Address of the Fund/Master LLC
100 Bellevue Parkway
Wilmington, DE 19809

38	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	39

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FG-8/18-AR

Item 2 –	Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Henry R. Keizer
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Focus Growth Fund, Inc.	$8,160	$8,160	$0	$0	$9,700	$9,990	$0	$0
Master Focus Growth LLC	$25,092	$25,058	$0	$0	$0	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Focus Growth Fund, Inc.	$9,700	$9,990

Master Focus Growth LLC	$0	$0

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 2, 2018